Exhibit 10.3


                               UroMed Corporation
              6% Convertible Subordinated Notes due October 5, 2003

                          Registration Rights Agreement


                                                      Dated as of
                                                      October 15, 1996


Goldman, Sachs & Co.,
PaineWebber Incorporated,
J.P. Morgan Securities Inc.,
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York  10004

Ladies and Gentlemen:

      UroMed Corporation, a Massachusetts corporation (the "Company"), proposes to issue and sell to Goldman, Sachs & Co., PaineWebber Incorporated and J.P. Morgan Securities Inc. (the "Purchasers"), upon the terms set forth in a purchase agreement dated October 8, 1996 (the "Purchase Agreement") between the Purchasers and the Company, its 6% Convertible Subordinated Notes due October 15, 2003 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers, (i) for the benefit of the Purchasers and (ii) for the benefit of the holders and beneficial owners from time to time of the Securities and the Common Stock, no par value per share (the "Stock"), of the Company issuable upon conversion of such Securities (collectively, the "Registrable Securities"), including the Purchasers (each of the foregoing, including such beneficial owners, a "Holder" and, together, the "Holders"), as follows:

      1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

      "Act" or "Securities Act" means the United States Securities Act of 1933, as amended.

      "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and


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policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Closing Date" means the First Time of Delivery as defined in the Purchase Agreement.

      "Commission" means the United States Securities and Exchange Commission.

      "DTC" means The Depository Trust Company.

      "Effectiveness Period" has the meaning set forth in Section 2(b) hereof.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

      "Indenture" means the Indenture, dated as of as of October 15, 1996, and as the same may be amended from time to time, between the Company and State Street Bank and Trust Company, as Trustee.

      "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, as set forth in Section 6 hereof.

      "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

      "Prospectus" means the prospectus included in any Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities.

      "Shelf   Registration"   means  a  registration   effected  pursuant  to
Section 2 hereof.

      "Shelf Registration Statement" means a shelf registration statement of the Company pursuant to the provisions of Section 2 hereof filed with the Commission which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the



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Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

      (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Stock shall be treated as representing the principal amount of Securities which was surrendered for conversion or exchange in order to receive such number of shares of Stock. References in this Agreement to Registrable Statements covered by the Shelf Registration Statement at any time mean the Registrable Securities that, at such time, are registered under such statement and have not been sold pursuant thereto (or pursuant to Rule 144 such that they have ceased to be subject to transfer restrictions under the Act as provided by the Indenture).

      2. Shelf Registration. (a) The Company shall, within 90 calendar days following the Closing Date, file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Act within 180 calendar days following the Closing Date; provided, however, that no Holder shall be entitled to have Registrable Securities covered by such Shelf Registration unless such Holder is in compliance with Section 3(m) hereof.

      (b)   The Company shall use its reasonable best efforts:

            (i) To keep the Shelf Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by Holders for a period of three years from the later of (x) the date the Shelf Registration Statement is declared effective and (y) the last Time of Delivery, or such shorter period that will terminate upon the earlier of the following: (A) when all the unconverted Securities, together with all shares of Stock and any other securities) issued upon conversion of any converted Securities, that are covered by the Shelf Registration Statement have been transferred pursuant to the Shelf Registration Statement or have been transferred pursuant to Rule 144 under the Act or otherwise transferred in a manner that results in delivery of a new security not subject to transfer restrictions under the Act as provided by the Indenture and (B) when, in the written opinion of independent counsel to the Company, all outstanding Registrable Securities held by persons that are not Affiliates of the Company may be resold without registration under the Act pursuant to Rule 144(k) under the Act or any

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                                      -4-


      successor or analogous provision thereto (in any such case, such period being called the "Effectiveness Period");

            (ii) After the effectiveness of the Shelf Registration Statement, promptly upon the request of any Holder, to take any action reasonably necessary to register the sale of any Registrable Securities of such Holder, including, without limitation, any action necessary to identify such Holder as a selling securityholder in a Prospectus supplement; and

            (iii) If at any time, the Securities, pursuant to Article Twelve (excluding Section 12.12) of the Indenture, are convertible into securities other than the Company's Stock, the Company shall, or shall cause any successor under the Indenture to, cause such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities. No later than such date, the Company shall cause any such successor to execute and deliver a written agreement to the Trustee under the Indenture, for the benefit of the Holders, providing such Holders with the benefits provided to them under this Agreement, but with respect to such other securities (treating the issuer of such other securities as the Company for this purpose).

      The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any such Registrable Securities during that period, unless such action is required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(i) below.

      (c) The Company may suspend the use of the Prospectus for a period not to exceed 30 days in any three-month period or four periods not to exceed an aggregate of 60 days in any 12-month period if the Board of Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

      3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:



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                                      -5-


            (a) The Company shall furnish to the Purchasers, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement, and each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein, and shall use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the Purchasers reasonably may propose.

            (b) The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not at any time include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c)(1) The Company shall promptly advise the Purchasers and, in the case of clause (i), the Holders and, if requested by the Purchasers or any Holder, confirm such advice in writing:

                  (i) when the Shelf Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; and

                  (ii) of any request by the Commission for amendments or
            supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information.

      (2) The Company shall promptly advise the Purchasers and the Holders and, if requested by the Purchasers or any Holder, confirm such advice in writing of:

                  (i) the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

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                                      -6-


                  (ii) the receipt by the Company of any notification with
            respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                  (iii) the happening of any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to the Holders to suspend the use of the Prospectus until the requisite changes have been made).

      Each Holder of Registrable Securities agrees, as a consequence of its inclusion in the Shelf Registration Statement, to cease any use of a Prospectus in the event the Company provides a notice pursuant to Section 2(c) or this
Section 3(c), and not to use a Prospectus until receipt of notice from the Company authorizing such Holder to use a Prospectus and, in the case of any notice delivered pursuant to Section 3.2(c)(iii) above, receipt of an updated Prospectus.

            (d) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Shelf Registration Statement at the earliest possible time.

            (e) The Company shall, during the Effectiveness Period, furnish to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if the Holder so requests in writing, all reports, other documents and exhibits (including those incorporated by reference).

            (f) The Company shall, during the Effectiveness Period, deliver to each Holder of Registrable Securities included within the coverage of the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 3(c)(2)(iii) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Holders of Registrable Securities in connection with the offering and sale of

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                                      -7-


       the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

            (g) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall use its reasonable best efforts to (1) register or qualify or cooperate with the Holders of Registrable Securities included therein and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any such Holder may reasonably request, (2) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and
      (3) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(g) or (ii) file any general consent to service of process or become subject to taxation in any jurisdiction where it is not as of the date hereof so subject.

            (h) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement free of any restrictive legends and in such permitted denominations and registered in such names as Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

            (i) Upon the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, the Company shall promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Holders of the occurrence of any event contemplated by paragraph 3(c)(2)(iii) above, each Holder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Shelf Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

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                                      -8-


            (j) Not later than the effective date of the initial Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

            (k) The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders or otherwise provide in accordance with Section 11(a) of the Securities Act as soon as practicable after the effective date of the applicable Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

            (l) Not later than the effective date of the initial Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended.

            (m) The Company shall require each Holder of Registrable Securities to be sold pursuant to a Shelf Registration Statement to complete and return to the Company a questionnaire substantially in the form of the Notice of Registration Statement and Selling Securityholder Questionnaire (the "Notice and Questionnaire") set forth in Appendix A hereto providing such information regarding the Holder and the distribution of such Holder's Registrable Securities as may be required by applicable law or regulation for inclusion in such Shelf Registration Statement. The Company shall mail the Notice and Questionnaire to each Holder prior to the filing of the Shelf Registration Statement. The Company shall include in the Registration Statement all Registrable Securities which any Holder shall have elected (each, an "Electing Holder") to include in the Shelf Registration Statement as specified in a signed and completed Notice and Questionnaire returned to the Company on or prior to the 60th calendar day after the date the Notice and Questionnaire is mailed to all Holders (the "Initial Questionnaire Deadline"). (For purposes of this Agreement, by electing to include any Registrable Securities in the Shelf Registration Statement and unless it specifies otherwise an Electing Holder shall be deemed to have elected also to include in the Shelf Registration Statement all Stock (and other securities) that may be issued from time to time on conversion of such Registrable Securities before they are sold pursuant to the Shelf Registration Statement.) As used herein, the term "Specified Registrable Securities" shall mean all Registrable Securities that the Electing Holders have elected to include in the Registration Statement as provided in the preceding sentences on or prior to the Initial Questionnaire Deadline. The Company shall include in the Shelf Registration Statement as of the Effective Time the Specified Registrable Securities of all Electing Holders who shall have returned a Notice and Questionnaire on or prior to the date 10 calendar days prior to the Effective Time and reasonably promptly



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      after receipt of a returned Notice and Questionnaire in the case of all other Electing Holders. Each person acquiring Specified Registrable Securities from an Electing Holder at any time (including after the date on which such Electing Holder provided the Company its Notice and Questionnaire) shall also be entitled to have such Specified Registrable Securities included in the Registration Statement for its own account so long as such person provides the Company with an updated and signed Notice and Questionnaire. Any such transferee shall be entitled to have its Specified Registrable Securities included in the Registration Statement
      (i) at the Effective Time, if the updated Notice and Questionnaire is received by the Company on or prior to the date 10 calendar days prior to the Effective Time and (ii) in all other cases, reasonably promptly after the Company receives the updated Notice and Questionnaire. In the case of any Specified Registrable Securities to be included in the Registration Statement pursuant to clause (ii) of the preceding sentence, the Company shall effect such inclusion by filing such post-effective amendments to the Registration Statement or supplements to the Prospectus as may be required by the Rules and Regulations to permit the resale of such Specified Registrable Securities for the accounts of the respective Holders.

            (n) In the event of a single underwritten offering as set forth in
      Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to a Shelf Registration Statement, such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

            (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of a single underwritten offering as set forth in Section 6 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

            (p)   The Company shall:

                  (i)(A) make reasonably available for inspection by the Holders of Registrable Securities to be registered under a Shelf Registration Statement, any underwriter participating in any disposition pursuant to



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            such Shelf Registration Statement, and any attorney, accountant or other agent retained by such Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality and the Company may require that such Holders or any such underwriter, attorney, accountant and agent execute a customary confidentiality agreement to the foregoing effect with respect to such information; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of such Holders and the other parties entitled thereto by one counsel designated by and on behalf of such Holders;

                  (ii) make such representations and warranties to the Holders of Registrable Securities registered under the Shelf Registration Statement and to the Managing Underwriters, if any, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                  (iii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters (it being agreed that the matters to be covered by such opinion or written statement by such counsel delivered in connection with such opinions shall include in customary form, without limitation, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent



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            post-effective amendment thereto, as the case may be, the absence from such Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading;

                  (iv) obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each such Holder of Registrable Securities registered thereunder (if such holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

                  (v) deliver such documents and certificates as may be
            reasonably requested by any such Holders and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(i) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

      The foregoing actions set forth in clauses (ii), (iii), (iv), and (v) of this Section 3(p) shall be applicable only to a single underwritten offering conducted pursuant to Section 6 hereof and shall be performed at each closing under any underwritten offering to the extent required thereunder.

            (q) The Company will use its reasonable best efforts to cause the Stock issuable upon conversion of the Securities to be listed for quotation on the Nasdaq National Market or other stock exchange or trading system on which the Stock primarily trades on or prior to the effectiveness of the initial Shelf Registration Statement hereunder.

            (r) In the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Rule 2720(b)(i) of the Rules of Conduct of the National Association of Securities Dealers, Inc. (the "NASD") (or any successor or analogous provision thereto)) of the Company



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                                      -12-


      or has a "Conflict of Interest" (as defined in Rule 2720(b)(7) of the Rules of Conduct of the NASD (or any successor an analogous provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such Schedule) of any Registrable Securities, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Schedule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD.

            (s) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

      4. Registration Expenses. Except as otherwise provided in Section 6, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof. In addition, in the event of an underwritten offering conducted pursuant to Section 6 hereof, or if in any other event the Company requires that time inspection and information gathering be coordinated by counsel for the Holders as provided in Section 3(p)(i), the Company shall pay the fees and expenses of a single counsel selected by the Holders of not less than 25% of the Registrable Securities included in such underwritten offering (or, in any such other event, included in the Shelf Registration Statement) to represent them. The Holders participating in such offering (or, in any such other event, participating in such inspection and information gathering) shall be responsible, on a pro rata basis based on the respective amount of their Registrable Securities included in such offering for all fees and expenses of such counsel in excess of $75,000.

      5. Indemnification and Contribution. (a) In connection with any Shelf Registration Statement, the Company shall indemnify and hold harmless the Purchasers, each Holder, each underwriter who participates in an offering of Registrable Securities, each person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees, trustees and agents, against any and all loss, liability, claim, damage and expense whatsoever, as incurred

(including any amounts paid in settlement of any investigation, litigation, proceeding or claim, joint or several, or incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever), arising out of or based upon, any untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) covering Registrable Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company shall not be liable under this clause (i) for any settlement of any action effected without its written consent, which consent shall not be unreasonably withheld; and provided further that this indemnity shall not apply to any loss, liability, claim, damage or expense to the extent arising out of (x) an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Purchasers, such Holder or any underwriter in writing expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) or (y) (1) the use of a Prospectus during any period when its use has been suspended pursuant to Section 2(c) or 3(c)(2) after the Company has provided written notice of such suspension to the applicable Purchaser, Holder or underwriter, unless, in the case of suspension pursuant to Section 2(c) or 3(c)(2)(iii), the untrue statement(s) or omission(s) or alleged untrue statement(s) or omission(s) giving rise to such loss, liability, claim, damage or expense was (were) not corrected in the Prospectus available for use at the end of the period of suspension or (2) the use of an outdated Prospectus after the Company has provided an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to the loss, liability, claim, damage or expense and furnished copies to the applicable Purchaser, Holder or underwriter. Any amounts advanced by the Company to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to the Company if it shall be finally determined by such a court in a judgment not subject to appeal or further review that such indemnified party was not entitled to indemnification by the Company.

      (b) Each Holder agrees, as a consequence of the inclusion of any of its Registrable Securities in a Shelf Registration Statement, severally and not jointly, to indemnify and hold harmless the Company, the Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of the Company who signed the Shelf Registration Statement), employees, trustees and agents and each Person, if any, who controls the Company, the Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Shelf Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); provided, however, that, no Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to the Shelf Registration Statement.

      (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, enclosing a copy of all papers served on such indemnified party, but failure to so notify an indemnifying party shall not relieve such indemnifying party of any liability which it may have to the indemnified party otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If an indemnifying party so elects within a reasonable time after receipt of such notice, such indemnifying party, jointly with any other indemnifying party, may assume the defense of such action with counsel chosen by it and approved by the indemnified party or parties defendant in such action, provided that if any such indemnified party reasonably determines that there may be legal defenses available to such indemnified party which are different from or in addition to those available to such indemnifying party or that representation of such indemnifying party and any indemnified party by the same counsel would present a conflict of interest, then such indemnifying party or parties shall not be entitled to assume such defense. If an indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for such indemnifying party shall be entitled to conduct the defense of such indemnifying party and counsel for each indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of an action in accordance with and as permitted by the provisions of this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from its own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnity provision provided for in this Section 5 is for any reason held to be unavailable to an indemnified party although applicable in accordance with its terms, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by such indemnified party, as incurred; provided that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. Each such indemnifying party shall contribute to such aggregate losses, liabilities, claims, damages and expenses of such indemnified party of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of an indemnifying party, on the one hand, and of an indemnified party, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party, on the one hand, or by or on behalf of such indemnified party, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5(d), each director, officer, employee, trustee, agent and Person, if any, who controls a Purchaser or Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Purchaser or Holder, as the case may be, and each director, officer, employee, trustee and agent of the Company, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent, which consent shall not be unreasonably withheld.

      6. Underwritten Offering. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell such Registrable Securities (in whole or in part at its election) in one underwritten offering, provided that the Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the

Shelf Registration Statement shall request such an offering and at least such aggregate principal amount of such securities shall be included in such offering. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities then covered by the Shelf Registration Statement a written notice of and opportunity to participate in the offering on a pro rata basis (based on the respective numbers of their Registrable Securities then covered by the Shelf Registration Statement). In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto will be approved by (including size of the offering but subject to the preceding sentence) the Holders of a majority of the registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless such Holder (a) agrees to sell such Holder's Registrable Securities to be included in accordance with any approved underwriting arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter, if any, or a representative of Holders of a majority of the Registrable Securities to be included in the underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

      7.    Miscellaneous.

      (a) Other Registration Rights. The Company may grant registration rights that would permit any Person that is a third party the right to piggyback on any Shelf Registration Statement and in any underwritten offering pursuant to
Section 6 hereof, provided that if the Managing Underwriter, if any, of such offering notifies the Company and the selling Holders that the total amount of securities which the selling Holders and the holders of such piggyback rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggyback rights will be reduced
(i) in the case of any registration rights granted by the Company prior to the date of this Agreement, pro rata with the Registrable Securities based on the respective amounts of securities included in the Shelf

Registration Statement and participating in such underwritten offering, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter, if any and (ii) in the case of any registration rights granted by the Company after the date of this Agreement, to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter, if any, prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

      (b) Amendments and Waivers. This Agreement, including this Section 7(b), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and either (i) the Purchasers or (ii) the Holders of a majority in aggregate principal amount of Registrable Securities that (i) at any time before effectiveness of the Shelf Registration Statement, are then outstanding and (ii) at any time after effectiveness, are then covered by the Shelf Registration Statement; provided that no such amendment, waiver or consent shall adversely affect the rights and obligations of any person under Section 5 with regard to securities sold pursuant to the Shelf Registration Statement prior thereto without such person's consent. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment waiver or consent effected pursuant to this Section 7(b), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

            (1) if to a Holder, at the most current address given by such Holder to the Company pursuant to the Notice and Questionnaire;

            (2) if to the Purchasers, initially at the address set forth in the Purchase Agreement; and

            (3) if to the Company, initially at the address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

      The Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

      (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and the Holders, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Registrable Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Registrable Securities and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of laws.

      (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

      Please confirm that the foregoing correctly sets forth the agreement between the Company and you.




                                    Very truly yours,


                                    UroMed Corporation


                                    By:.
                                        --------------------------------
                                          Name:
                                          Title:


The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Goldman, Sachs & Co.
PaineWebber Incorporated
J.P. Morgan Securities Inc.



By: Goldman, Sachs & Co.


---------------------------------
(Goldman, Sachs & Co.)

                                                                      Appendix A


                                 UROMED CORPORATION


                         INSTRUCTION TO DTC PARTICIPANTS
                         -------------------------------

                                (Date of Mailing)


                       URGENT - IMMEDIATE ATTENTION REQUESTED
                            DEADLINE FOR RESPONSE [DATE]
                            ---------------------------


      The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in the UroMed Corporation (the "Company") 6% Convertible Subordinated Notes due October 15, 2003 (the "Notes") are held. The Notes are identified by CUSIP Nos. ______ and _______.

      In accordance with the terms of the Registration Rights Agreement, dated as of October 15, 1996, between the Company and the Purchasers named thereon (the "Registration Rights Agreement"), the Company is in the process of registering the Notes under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Notes included in the registration statement, the beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire (the "Notice and Questionnaire). A copy of the Registration Rights Agreement is attached to the Notice and Questionnaire.

      It is important that beneficial owners of the Notes receive a copy of the enclosed materials as soon as possible as their rights to have the Notes included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Notes through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [Name, address and telephone number of contact at the Company].

                                      A-2-

                               UroMed Corporation


                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire
                      ------------------------------------


                                       (Date)

      UroMed Corporation (the "Company") has filed with the United States Securities and Exchange Commission (the "Commission") a preliminary registration statement on Form S-3 (the "Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 6% Convertible Subordinated Notes due October 15, 2003 (CUSIP Nos. ______________ and ___________) (the "Notes"), and the shares of common stock, no par value, issuable upon conversion thereof (the "Common Stock", and together with the Notes, the "Registrable Securities"), in accordance with the terms of the Registration Rights Agreement, dated as of October 15, 1996 (the "Registration Rights Agreement"), between the Company and the Purchasers named therein (the "Purchasers"). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

      In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Unless the Company otherwise consents, beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Registration Statement and related Prospectus and
(ii) may not sell their Registrable Securities pursuant thereto.

      Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related Prospectus.

                                    ELECTION

      The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Registration Statement the Registrable

                                      A-3-

Securities beneficially owned by it and listed below in Item (3) (unless otherwise specified under Item 3). The undersigned agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

      The Selling Securityholder hereby undertakes, in accordance with Section 5 of the Registration Rights Agreement, to indemnify and hold harmless the Company, each Purchaser and the other Selling Securityholders and each of their respective directors, officers, employees, trustees and agents and each person, if any, who controls the Company or any Purchaser within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) of the Registration Rights Agreement, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing herein to the Company by such Selling Securityholder; provided, however, that the Selling Securityholder shall not be liable for any claims hereunder in excess of the amount of net proceeds received by such Selling Securityholder from the sale of Registrable Securities pursuant to the Registration Statement. The undersigned further undertakes, if applicable, to comply with the provisions of Sections 5(c) and
(d) of the Registration Rights Agreement that are applicable to the undersigned.

      The Selling Securityholder agrees, as a consequence of its inclusion in the Shelf Registration Statement, to cease any use of a Prospectus in the event the Company provides a notice pursuant to Section 2(c) or Section 3(c) of the Registration Rights Agreement, and not to use a Prospectus until receipt of notice from the Company authorizing the Selling Securityholder to use a Prospectus and, in the case of any notice delivered pursuant to Section 3.2(c)(iii) of the Registration Rights Agreement, receipt of an updated Prospectus.

      Upon any sale of Registrable Securities pursuant to the Registration Statement under the Securities Act, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Annex 1 attached to this Notice and Questionnaire (completed and signed) and hereby undertakes to do so.

      The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                      A-4-

                                  QUESTIONNAIRE

(1)   (a)   Full Legal Name of Selling Securityholder:

------------------------------------------------------------

      (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

------------------------------------------------------------

      (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in
            (3) below are Held:


(2)   Address for Notices to Selling Securityholder:

------------------------------------------------------------

------------------------------------------------------------

------------------------------------------------------------


      Telephone:              _____________________

      Fax:                    _____________________

      Contact Person:         _____________________

(3)   Beneficial Ownership of Registrable Securities:

      Except as set forth below, the undersigned Selling Securityholder does not beneficially own any Notes or shares of Common Stock previously issued upon conversion of any Note.

      Principal amount of Notes beneficially owned:_________________

      CUSIP # of Notes beneficially owned:_________________________

      Number of shares of Common Stock beneficially owned and issued to date upon conversion of Notes (if any):_____________________

                                      A-5-


(4) Other Shares of Common Stock or Other Securities of the Company Owned by the Selling Securityholder:

      Except as set forth below, and under Item (3) above, the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company.

      State any exceptions here:


(5)   Relationships with the Company:

      Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

      State any exceptions here:


(6)   Plan of Distribution:

      Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows: Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

      State any exceptions here:

                                      A-6-

            Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

      The Selling Securityholder acknowledges that it understands its obligation to comply with the provisions of the Exchange Act, and the rules thereunder, relating to stock manipulation, particularly Rule 10b-6 thereunder (or any successor rules), in connection with the offering of its Registrable Securities covered by the Registration Statement. The Selling Securityholder agrees that neither it nor any person acting on its behalf, will bid for, or purchase any securities of the Company in violation of such provisions, so long as the Registrable Securities beneficially owned by it are being offered pursuant to the Registration Statement.

      In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of the transferee(s) rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

      By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

      In accordance with the Selling Securityholder's obligation under Section 3(m) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

           (i)    To the Company:

                  UroMed Corporation
                  64 A Street
                  Needham, MA  02194
                  Attention:  Chief Financial Officer

            (ii)  With a copy to:

                                      A-7-


                  Bingham, Dana & Gould LLP
                  150 Federal Street
                  Boston, MA  02110
                  Attention:  John R. Utzschneider

      Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

      IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.


Dated:_________________

                  -------------------------------------------
                  Selling Securityholder
                  (Print/type full legal name of beneficial owner of Registrable Securities)

                  By:________________________________________
                  Name:
                  Title:


PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:


      Bingham, Dana & Gould LLP
      150 Federal Street
      Boston, MA  02110
      Attention:  John R. Utzschneider

                                                                         ANNEX 1


               NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

State Street Bank and Trust Company, as Trustee
Two International Place 4th Floor
Boston, Massachusetts  02110
Attention:  Corporate Trust Department

           Re:    UroMed Corporation (the "Company")
                  6% Convertible Subordinated Notes
                  due October 15, 2003 (the "Notes")

Dear Sirs:

      Please be advised that _____________________ has transferred $_________________ aggregate principal amount of the above-referenced Notes or ____________ shares of the Company's common stock, no par value, issued on conversion of Notes ("Stock") pursuant to the Registration Statement on Form S-3 (File No. 333-_____) filed by the Company.

      We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Notes or Stock is named as a Selling Securityholder in the Prospectus dated ______________, ____ or in amendments or supplements thereto, and that the aggregate principal amount of the Notes or number of shares of Stock transferred are [a portion of] the Notes or Stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:

                        Very truly yours,


                        ------------------------
                        (Name)


                     By:_________________________
                        (Authorized Signature)